================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 31, 2006



                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
                  ---------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          Delaware                    333-132232               30-0183252
  ------------------------   ------------------------   ------------------------
      (STATE OR OTHER              (COMMISSION FILE         (I.R.S. EMPLOYER
      JURISDICTION OF                  NUMBER)              IDENTIFICATION NO.)
       INCORPORATION)



    383 Madison Avenue
  New York, New York 10l79                                       10179
  ------------------------                              ------------------------
   (ADDRESS OF PRINCIPAL                                       (ZIP CODE)
     EXECUTIVE OFFICES)



Registrant's telephone number, including area code, is (212) 272-2000


================================================================================

Item 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  1. The exhibits accompanying this report are listed in the accompanying Exhibit Index.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                         BEAR STEARNS ASSET BACKED SECURITIES
                                         I LLC


                                         By:  /s/ Baron Silverstein
                                             -----------------------------------
                                         Name:    Baron Silverstein
                                         Title:   Vice President

Dated:   October 31, 2006

                                  EXHIBIT INDEX


The following exhibits are filed herewith and are exhibits to the Registrant's Registration Statement on Form S-3, Registration No. 333-132232, as noted below:

                                 Item 601(a) of
                                 Regulation S-K
      Exhibit Number                Exhibit No.       Sequentially Numbered Description                  Page
    ------------------          -----------------     ---------------------------------                  ----
            1                         5.1             Opinion of Greenberg Traurig, LLP                     4
                                                      with respect to legality

                                      8.1             Opinion of Greenberg Traurig, LLP                     4
                                                      with respect to federal income tax
                                                      matters (contained in Exhibit 5.1)

                                     23.1             Consent of Greenberg Traurig, LLP                     4
                                                      (contained in Exhibit 5.1)

            2                         5.2             Opinion of Structured Asset                           7
                                                      Mortgage Investments II Inc.
                                                      with respect to legality

                                     23.2             Consent of Structured Asset                           7
                                                      Mortgage Investments II Inc.
                                                      (contained in Exhibit 5.1)